COMPANY CONTACTS
Shiv Kapoor
Vice President, Strategic Planning & Investor Relations
702-835-6300
InvestorRelations@sppirx.com

Spectrum Pharmaceuticals Provides Third Quarter Financial Update
HENDERSON, Nevada - November 14, 2016 - Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in Hematology and Oncology announced today financial results for the three-month period ended September 30, 2016. As previously disclosed, the Company was re-examining the accounting treatment of the 2013 acquisition of the rights to CE Melphalan from Ligand Pharmaceuticals. This re-examination has now concluded and the Company has determined that no change was required.

Three-Month Period Ended September 30, 2016 (All numbers are approximate)
GAAP Results
Total product sales were $30.3 million in the third quarter of 2016. Product sales in the third quarter included: FUSILEV® (levoleucovorin) net sales of $4.9 million, FOLOTYN® (pralatrexate injection) net sales of $11.3 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $2.6 million, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $1.9 million, BELEODAQ® (belinostat for injection) net sales of $3.6 million, and EVOMELA® (melphalan) for injection net sales of $5.9 million.
Spectrum recorded net loss of $17.5 million, or $(0.22) per basic and diluted share in the three-month period ended September 30, 2016, compared to net loss of $18.7 million, or $(0.28) per basic and diluted share in the comparable period in 2015. Total research and development expenses were $13.3 million in the quarter, as compared to $9.9 million in the same period in 2015. Selling, general and administrative expenses were $19.5 million in the quarter, compared to $19.4 million in the same period in 2015.
The Company ended the quarter with Cash and Cash Equivalents of $171.9 million.
Non-GAAP Results
Spectrum recorded non-GAAP net loss of $5.3 million, or $(0.07) per basic and diluted share in the three-month period ended September 30, 2016, compared to non-GAAP net loss of $7.9 million, or $(0.12) per basic and diluted share in the comparable period in 2015. Non-GAAP research and development expenses were $12.8 million, as compared to $9.4 million in the same period of 2015. Non-GAAP selling, general and administrative expenses were $15.6 million, as compared to $17.2 million in the same period in 2015.

About Spectrum Pharmaceuticals, Inc.
Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in Hematology and Oncology. Spectrum currently markets six hematology/oncology drugs, and has an advanced stage pipeline that has the potential to transform the Company. Spectrum's strong track record for in-licensing and acquiring differentiated drugs, and expertise in clinical development have generated a robust, diversified, and growing pipeline of product candidates in advanced-stage Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Forward-looking statement - This press release may contain forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management's current beliefs and expectations. These statements include, but are not limited to, statements that relate to Spectrum’s business and its future, including certain company milestones, Spectrum's ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, the timing and results of FDA decisions, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that Spectrum’s existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. The Company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC. ®, FUSILEV®, FOLOTYN®, ZEVALIN®, MARQIBO®, BELEODAQ® , and EVOMELA® are registered trademarks of Spectrum Pharmaceuticals, Inc. and its affiliates. REDEFINING CANCER CARE™ and the Spectrum Pharmaceuticals' logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2016 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenues:
Product sales, net	$30,272	$28,457	$96,401	$102,014
License fees and service revenue	3,121	170	14,807	10,212
Total revenues	$33,393	$28,627	$111,208	$112,226
Operating costs and expenses:
Cost of product sales (excludes amortization and impairment charges of intangible assets)	7,503	8,447	18,715	21,508
Cost of service revenue	2,221	—	5,716	—
Selling, general and administrative	19,465	19,411	69,047	65,297
Research and development	13,293	9,924	43,037	35,333
Amortization and impairment charges of intangible assets	6,907	6,919	19,052	27,857
Total operating costs and expenses	49,389	44,701	155,567	149,995
Loss from operations	(15,996)	(16,074)	(44,359)	(37,769)
Other (expense) income:
Interest expense, net	(2,373)	(2,274)	(7,087)	(6,760)
Change in fair value of contingent consideration related to acquisitions	78	81	(1,249)	(565)
Other income (expense), net	372	(535)	990	(1,501)
Total other expenses	(1,923)	(2,728)	(7,346)	(8,826)
Loss before income taxes	(17,919)	(18,802)	(51,705)	(46,595)
Benefit (provision) for income taxes	464	78	635	(37)
Net loss	$(17,455)	$(18,724)	$(51,070)	$(46,632)
Net loss per share:
Basic and diluted	$(0.22)	$(0.28)	$(0.73)	$(0.71)
Weighted average shares outstanding:
Basic and diluted	79,303,380	65,855,727	70,437,885	65,457,060

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Balance Sheets
(In thousands, expect per share and par value amounts)
(Unaudited)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$171,605	$139,741
Marketable securities	247	245
Accounts receivable, net of allowance for doubtful accounts of $15 and $120, respectively	42,466	30,384
Other receivables	7,091	12,572
Inventories	7,303	4,176
Prepaid expenses and other assets	2,702	3,507
Total current assets	231,414	190,625
Property and equipment, net of accumulated depreciation	538	918
Intangible assets, net of accumulated amortization and impairment charges	171,460	190,335
Goodwill	18,017	17,960
Other assets	28,015	19,211
Total assets	$449,444	$419,049
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$49,977	$56,539
Accrued payroll and benefits	7,741	8,188
Deferred revenue	4,458	6,130
Drug development liability	156	259
Acquisition-related contingent obligations	—	5,227
Total current liabilities	62,332	76,343
Drug development liability, less current portion	14,004	14,427
Deferred revenue, less current portion	741	383
Acquisition-related contingent obligations, less current portion	1,915	1,439
Deferred tax liability	6,739	6,779
Other long-term liabilities	8,772	7,444
Convertible senior notes	104,144	99,377
Total liabilities	198,647	206,192
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized:	—	—
Series B junior participating preferred stock, $0.001 par value; 1,500,000 shares authorized; no shares issued and outstanding	—	—
Series E Convertible Voting Preferred Stock, $0.001 par value and $10,000 stated value; 2,000 shares authorized; 0 and 20 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively (the prior year balance relates to the 20 shares of preferred stock which were converted into 40,000 shares of common stock in the current year)	—	123
Common stock, $0.001 par value; 175,000,000 shares authorized; 80,566,699 and 68,228,935 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	80	68
Additional paid-in capital	638,006	552,108
Accumulated other comprehensive loss	(2,090)	(5,319)
Accumulated deficit	(385,199)	(334,123)
Total stockholders’ equity	250,797	212,857
Total liabilities and stockholders’ equity	$449,444	$419,049

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Financial Measures

In this press release, Spectrum reports certain historical “non-GAAP financial measures,” as defined in Regulation G of the Securities Exchange Act of 1934. Non-GAAP financial measures differ from financial statements reported in conformity to U.S. generally accepted accounting principles (“GAAP”). In accordance with Regulation G, we reconciled each non-GAAP financial measure to its most directly comparable GAAP measure. Management uses non-GAAP financial measures to assess our company’s performance and allocate company resources, and believes that providing these non-GAAP financial measures allows investors to view the Company’s financial results in the way that management views the financial results. We believe non-GAAP disclosures also provide investors with information used generally in our industry for evaluating operating results. Investors should not place undue reliance on non-GAAP financial measures, nor should investors consider non-GAAP financial measures as more meaningful than, or as substitutes or replacements for, financial measures prepared in accordance with GAAP.

The non-GAAP financial measures presented exclude the items summarized in the below table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the Company’s on-going core operating performance.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as reported under GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Reconciliation of Non-GAAP Adjustments for Condensed Consolidated Statements of Operations
(In thousands, expect per share amounts)

		Three months ended September 30,		Nine months ended September 30,
		2016	2015	2016	2015
(1)	GAAP product sales, net & license fees and service revenue	$33,393	$28,627	$111,208	$112,226
	Non GAAP adjustments to product sales, net & license fees and service revenue:	—	—	(6,000)	(9,681)
	Non-GAAP product sales, net & license fees and service revenue	$33,393	$28,627	$105,208	$102,545
(2)	GAAP selling, general and administrative expenses	$19,465	$19,411	$69,047	$65,297
	Non GAAP adjustments to SG&A:
	Stock-based compensation	(2,650)	(2,005)	(8,209)	(7,121)
	Litigation expenses	(1,133)	(67)	(11,946)	9
	Insurance reimbursement under D&O policy	—	—	—	2,111
	Depreciation expense	(103)	(176)	(432)	(521)
	Non-GAAP selling, general and administrative	$15,579	$17,163	$48,460	$59,775
(3)	GAAP research and development	$13,293	$9,924	$43,037	$35,333
	Non-GAAP adjustments to R&D:
	Stock-based compensation	(500)	(495)	(1,545)	(1,369)
	Depreciation expense	(3)	(9)	(9)	(15)
	Other R&D milestone payments	—	—	(2,826)	(3,000)
	Non-GAAP research and development	$12,790	$9,420	$38,657	$30,949
(4)	GAAP net loss	$(17,455)	$(18,724)	$(51,070)	$(46,632)
	Non-GAAP adjustments to net loss:
	Adjustments to product sales, net & license fees and service revenue, SG&A, and R&D as noted above	4,389	2,752	18,967	225
	Amortization and impairment charges of intangible assets	6,907	6,919	19,052	27,857
	Adjustments to other (expense) income	1,358	1,275	5,052	5,509
	Adjustments to benefit (provision) for income taxes	(464)	(78)	(635)	37
	Non-GAAP net loss	$(5,265)	$(7,856)	$(8,634)	$(13,004)
(5)	GAAP loss per share (Basic and Diluted)	$(0.22)	$(0.28)	$(0.73)	$(0.71)
	Non-GAAP loss per share (Basic and Diluted)	$(0.07)	$(0.12)	$(0.12)	$(0.20)
	Weighted average shares outstanding:
	Basic and Diluted	79,303,380	65,855,727	70,437,885	65,457,060

(1) Non-GAAP product sales, net & license fees and service revenue: These amounts reflect adjustments to reverse revenue recognition for upfront revenue from out-licenses and revenue from milestone achievement(s) that do not consistently recur. The resulting non-GAAP revenue solely consists of our (i) product sales, (ii) percentage-based royalties from our licensees’ sales, and (iii) on-going service revenue. We believe this measure of non-GAAP revenue is more indicative of the period-over-period success of our core ongoing product sales and service revenue.

(2) Non-GAAP selling, general and administrative: These amounts reflect adjustments to reverse allocated operating expenses for certain non-cash items (including stock-based compensation and depreciation), as well as the reversal of irregular operating expense items such as non-recurring legal fees and settlements. We believe the resulting non-GAAP SG&A value is more indicative of the period-over-period success of our administrative expense control, and more reflective of our normalized SG&A expense trends.

(3) Non-GAAP research and development: These amounts reflect adjustments to reverse allocated operating expenses for certain non-cash items (including stock-based compensation and depreciation), as well as non-recurring R&D milestone achievements that we record to expense for our in-licenses. We believe the resulting non-GAAP R&D value is more reflective of our true R&D expense

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI trends.

(4) Non-GAAP net loss: These amounts reflect all non-GAAP adjustments described in (1) through (3) above, plus other non-cash and/or non-recurring items, including: (i) adjustments to reverse cost of service expense recognition for certain service arrangements that do not consistently recur (which corresponds with our non-GAAP reversal of license and contract revenue, as discussed in (1) above); (ii) adjustments to reverse operating expenses for non-cash amortization and impairment of intangible assets (the reversal of these non-cash expenses allows for a clearer representation of the period-over-period success of our overall financial results and future working capital requirements); (iii) adjustments to reverse the impact of income taxes; and (iv) adjustments to reverse the impact of mark-to-market contingent consideration (although our contingent consideration results from prior acquisitions and is a part of our business strategy, these adjustments through earnings typically result from variables other than our current commercial activity or other operating performance measures that are a focus of our management), (v) reversal of foreign exchange gains and losses (noncash), and (vi) debt discount accretion expense (non-cash) for our convertible notes.

(5) Non-GAAP loss per share: These amounts reflect all non-GAAP adjustments in (1) through (4) above to present our overall non-GAAP financial results for each period on a per-share basis.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI